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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 1, 2000



                              APPLIED POWER INC.
            (Exact name of Registrant as specified in its charter)


         Wisconsin                      1-11288                 39-0168610
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)



                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin  53188-1013

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code:(262) 523-7600

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Item 5.   Other Events.

               On May 1, 2000, Applied Power Inc. announced that it had signed a definitive agreement to sell Barry Wright Corporation to an unaffiliated party. On April 27, 2000, Applied Power Inc. announced that it had entered into a definitive agreement to sell Air Cargo Equipment Corporation to an unafilliated party. Both sales are expected to generate approximately $170 million in cash proceeds.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits:

               See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       APPLIED POWER INC.
                                       (Registrant)


Date: May 10, 2000                     By:   /s/  Richard D. Carroll
                                           ----------------------------------
                                             Richard D. Carroll
                                             Vice President
                                             Finance and Controller
                                             (Acting Principal Financial and
                                             Accounting Officer and duly
                                             authorized to sign on behalf of
                                             the Registrant)

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                              APPLIED POWER INC.
                              (the "Registrant")
                         (Commission File No. 1-11288)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                               Dated May 1, 2000



Exhibit                                       Filed
Number         Description                    Herewith
------         -----------                    --------

 99.1          Applied Power Inc.
               Press Release                     X
               dated May 1, 2000

 99.2          Applied Power Inc.
               Press Release                     X
               dated April 27, 2000